APPENDIX "A"
TO
CUSTODIAN AGREEMENT
BETWEEN

The Bank of New York and each of the following Investment Companies Dated as of October 18, 1999

The following is a list of the Funds and their respective Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of December 1, 1994:

FUND                            PORTFOLIO                        EFFECTIVE AS OF:

Fidelity Aberdeen Street Trust  Fidelity Freedom Income Fund     August 31, 1996

                                Fidelity Freedom 2000 Fund       August 31, 1996

                                Fidelity Freedom 2010 Fund       August 31, 1996

                                Fidelity Freedom 2020 Fund       August 31, 1996

                                Fidelity Freedom 2030 Fund       August 31, 1996

Fidelity Advisor Series II      Fidelity Advisor Government      December 1, 1994
                                Investment Fund

                                Fidelity Advisor High Income     August 30, 1999
                                Fund (1)

                                Fidelity Advisor High Yield      December 1, 1994
                                Fund

                                Fidelity Advisor Intermediate    December 1, 1994
                                Bond Fund

                                Fidelity Advisor Mortgage        December 1, 1994
                                Securities Fund

                                Fidelity Advisor Short           December 1, 1994
                                Fixed-Income Fund

                                Fidelity Advisor Strategic       December 1, 1994
                                Income Fund

Fidelity Advisor Series IV      Fidelity Institutional           December 1, 1994
                                Short-Intermediate
                                Government Fund

                                Fidelity Real Estate High        December 1, 1994
                                Income Fund

Boston Street Trust (1)         Fidelity Target Timeline 2001    January 18, 1996

                                Fidelity Target Timeline 2003    January 18, 1996

Fidelity Charles Street Trust   Spartan Investment Grade Bond    December 1, 1994
                                Fund

Fidelity Commonwealth Trust     Fidelity Intermediate Bond Fund  December 1, 1994

Fidelity Concord Street Trust   Fidelity U.S. Bond Index Fund    December 1, 1994

Fidelity Covington Trust        Fidelity Real Estate High        May 16, 1996
                                Income Fund II

Colchester Street Trust         Domestic Portfolio               September 14,1995

                                Money Market Portfolio           September 14, 1995

                                Government Portfolio             September 14, 1995

                                Treasury Portfolio               September 14, 1995

                                Treasury Only Portfolio          September 14, 1995

                                Tax-Exempt Portfolio             September 14, 1995

Fidelity Fixed-Income Trust     Fidelity Short-Term Bond Fund    December 1, 1994

                                Fidelity Investment Grade        December 1, 1994
                                Bond Fund

                                Spartan Government Income Fund   December 1, 1994

                                Fidelity High Income Fund        December 1, 1994

Fidelity Hereford Street Trust  Spartan Money Market Fund        December 1, 1994

                                Spartan U.S. Government Money    September 14, 1995
                                Market Fund

                                Spartan U.S. Treasury Money      September 14, 1995
                                Market Fund

Fidelity Income Fund            Fidelity Ginnie Mae Fund         December 1, 1994

                                Fidelity Intermediate            December 1, 1994
                                Government Income Fund

Fidelity Money Market Trust     Retirement Government Money      September 14, 1995
                                Market Portfolio

                                Retirement Money Market          September 14, 1995
                                Portfolio

Fidelity Oxford Street Trust    Fidelity Four-in-One Index Fund  June 26, 1999

Fidelity Phillips Street Trust  Fidelity Cash Reserves           December 1, 1994

                                Fidelity U.S. Government         September 14, 1995
                                Reserves

Fidelity Select Portfolios      Money Market Portfolio           December 1, 1994

Fidelity Summer Street Trust    Fidelity Capital & Income Fund   December 1, 1994

Fidelity School Street Trust:   Fidelity Strategic Income Fund   March 19, 1998

Fidelity Union Street Trust     Spartan Ginnie Mae Fund          December 1, 1994

Fidelity Union Street Trust II  Fidelity Daily Income Trust      December 1, 1994

Newbury Street Trust            Prime Fund - Daily Money Class   September 14, 1995

                                Prime Fund - Capital Reserves    September 18, 1997
                                Class

                                Treasury Fund - Daily Money      September 14, 1995
                                Class

                                Treasury Fund - Advisor B Class  September 14, 1996

                                Treasury Fund - Capital          September 18, 1997
                                Reserves Class

Variable Insurance Products     High Income Portfolio            December 1, 1994
Fund

                                Money Market Portfolio           September 14, 1995

Variable Insurance Products     Investment Grade Bond Portfolio  December 1, 1994
Fund II


(1) Fidelity Target Timeline 1999 has been liquidated as of October 4,
1999.

Each of the Investment        The Bank of New York
Companies
listed on this Appendix "A",
on behalf
of each of their respective
Portfolios



By:       John Costello       By:      Stephen E. Grunston

Name:    John Costello        Name:    Stephen E. Grunston

Title:   Asst. Treasurer      Title:   Vice President